EXHIBIT 99.B24

CONTROL LIST

The Registrant, SM&R Investments, Inc., is advised and managed by Securities Management and Research, Inc. (“SM&R”), a Florida corporation and registered investment adviser and broker-dealer.  SM&R is a wholly-owned subsidiary of American National Insurance Company, a Texas insurance company.  Also, SM&R and American National Insurance Company own stock in the company.  The Libbie Shearn Moody Trust owns approximately 37.23% of the outstanding stock of American National Insurance Company.  The Moody Foundation, which has a 75% contingent remainder interest in the Libbie Shearn Moody Trust, owns approximately 23.23% of the outstanding stock of American National Insurance Company.

The Trustees of The Moody Foundation are Mrs. Frances Anne Moody-Dahlberg, Robert L. Moody, Sr. and Ross Rankin Moody.  Robert L. Moody, Sr. is a life income beneficiary of the Libbie Shearn Moody Trust and Chairman of the Board, Director and Chief Executive Officer of American National Insurance Company.  Robert L. Moody, Sr. has assigned his interest in the Libbie Shearn Moody Trust to National Western Life Insurance Company, a Colorado insurance company of which he is also Chairman of the Board, a Director and controlling shareholder.

Moody National Bank is the trustee of the Libbie Shearn Moody Trust and various other trusts which, in the aggregate, own approximately 46.55% of the outstanding stock of American National Insurance Company.  Moody Bank Holding Company, Inc. owns approximately 97.8% of the outstanding shares of Moody National Bank.  Moody Bank Holding Company, Inc. is a wholly owned subsidiary of Moody Bancshares, Inc.  The Three R Trusts, trusts created by Robert L. Moody, Sr. for the benefit of his children, are controlling stockholders of Moody Bancshares, Inc.

The Moody Foundation owns 34.0% and the Libbie Shearn Moody Trust owns 52.2% of the outstanding stock of Gal-Tex Hotel Corporation, a Texas corporation.  Gal-Tex Hotel Corporation directly or indirectly wholly owns the following subsidiaries, listed in alphabetical order:

Gal-Tenn Hotel Corporation	LHH Hospitality, Inc.
Gal-Tex Management Company	1859 Historic Hotels, Ltd.
Gal-Tex Woodstock, Inc.	1859 Beverage Company
Gal-Tex Hospitality Corporation
Gal-Tex Management Hospitality Company

American National owns a direct or indirect interest in the following entities, listed in alphabetical order:

Entity: 6330 WLS, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% interest

Entity: Alternative Benefit Management, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: American National Insurance Company owns all of the outstanding common stock.

Entity:  American National County Mutual Insurance Company

Entity Form:  a Texas insurance company

Ownership or Other Basis of Control: Managed by American National Insurance Company.

Entity: American National de Mexico Compania de Seguras de Vida, S.A. de C.V.

Entity Form: a Mexico insurance company

Ownership or Other Basis of Control: ANMEX International, Inc. owns 99.9%, and ANMEX International Services, Inc. owns 0.10%.

Entity:  American National of Delaware Corporation

Entity Form:  a Delaware corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National Financial Corporation

Entity Form: a Texas corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National Financial Corporation (Delaware)

Entity Form: a Delaware corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National Financial Corporation (Nevada)

Entity Form: a Nevada corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National General Insurance Company

Entity Form: a Missouri insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  American National Investment Accounts, Inc.

Entity Form:  a Maryland corporation - registered investment company

Ownership or Other Basis of Control: Investment Advisory Agreement with Securities Management and Research, Inc.  Also, American National Insurance Company and Securities Management and Research, Inc. own stock of the Company.

Entity: American National Property and Casualty Holding Company, LLC

Entity Form: a Nevada limited liability company

Ownership or Other Basis of Control: 94% owned by American National Insurance Company; 6% owned by Comprehensive Investment Services, Inc.

Entity: American National Insurance Service Company

Entity Form: a Missouri corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  American National Life Holdings, Inc.

Entity Form:  a Nevada corporation

Ownership or Other Basis of Control:  American National Insurance Company owns all outstanding common stock; Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity: American National Life Insurance Company of Texas

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity:  American National Lloyds Insurance Company

Entity Form:  a Texas insurance company

Ownership or Other Basis for Control: Managed by ANPAC Lloyds Insurance Management, Inc.

Entity: American National Promotora de Ventas, S.A. de C.V.

Entity Form: a Mexico marketing company

Ownership or Other Basis of Control: ANMEX International Services, Inc. owns 99.9%, and ANMEX International, Inc. owns 0.10%.

Entity: American National Property and Casualty Company

Entity Form: a Missouri insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Holding Company, LLC.

Entity: American National Reinsurance Company

Entity Form: a Nevis corporation

Ownership or Other Basis of Control: wholly owned by American National Insurance Company.

Entity: ANDV 97, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, Inc.

Entity:  Anford Pinnacle, LP

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control:  Eagle AN, LP owns a 50% interest.

Entity: ANH20, Inc.

Entity Form:  a Texas corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of ANREM Corporation.

Entity: ANIND TX, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control:  ANDV 97, Inc. owns 100%.

Entity: ANMEX International, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: ANMEX International Services, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: ANPAC General Agency of Texas

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  ANPAC Lloyds Insurance Management, Inc.

Entity Form:  a Texas corporation

Ownership or Other Basis for Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity:    ANPAC Louisiana Insurance Company

Entity Form: a Louisiana corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: ANPIN, LP

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  Eagle 99, Inc. owns a 99% limited partnership interest; ANIND TX, Inc. owns a 1% general partnership interest.

Entity:    ANREM Corporation

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, Inc.

Entity:    ANREINV, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANDV 97, Inc.

Entity:    AN Stonebriar, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANREINV, Inc. is a 2% general partner; Eagle AN, L.P. is 98% limited partner

Entity:    ANTAC, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: AN/WRI DEVCO #1, Ltd.

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  Eagle AN, LP owns an 80% limited partnership interest.

Entity: AN/WRI Partnership, Ltd.

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  Eagle AN, LP owns an 80% limited partnership interest.

Entity: Comprehensive Investment Services, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: E&S Direct, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of Garden State Life Insurance Company

Entity: Eagle 99, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, Inc.

Entity: Eagle AN, L. P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle 99, Inc. owns a 99% limited partnership interest, and ANIND TX, Inc. owns a 1% general partnership interest.

Entity: Eagle Ind., L. P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 99% limited partnership interest, and ANIND TX, Inc. owns a 1% general partnership interest.

Entity: Eagle/WHTV, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, LP owns a 92.85% limited partnership interest.

Entity: Farm Family Casualty Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: 100% owned by Farm Family Holdings, Inc.

Entity: Farm Family Financial Services, Inc.

Entity Form: a New York corporation

Ownership or Other Basis of Control: 100% owned by Farm Family Holdings, Inc.

Entity: Farm Family Holdings, Inc.

Entity Form: a Delaware corporation

Ownership or Other Basis of Control: 0.7% owned by Comprehensive Investment Services, Inc.; 94.3% owned by American National Property and Casualty Holding Company, LLC, formerly American National Holdings, LLC; 5% owned by TMNY Investments, LLC.

Entity: Farm Family Life Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: 100% owned by Farm Family Holdings, Inc.

Entity:  First Commerce Center Phoenix, LLC

Entity Form: an Arizona limited liability company

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 70% interest

Entity:  Forest View Limited Partnership

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control:  American National Insurance Company owns a 99% limited partnership interest.

Entity: Galveston Island Water Park, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control:  ANH2O is 1% general partner; Preston 121 Partners, Ltd. is 59% limited partner.

Entity: Garden State Life Insurance Company

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: I-10 Westview Partnership

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANDV 97, Inc. owns a 50% interest.

Entity: Kearns Building Joint Venture

Entity Form: a Texas joint venture

Ownership or Other Basis of Control: American National Insurance Company owns an 85% interest.

Entity: Lawyers Title of Galveston

Entity Form: a Texas corporation

Ownership or Other Basis of Control: South Shore Harbour Development, Ltd. owns 50% of the outstanding stock

Entity: Loudoun Medical L.L.C. #1

Entity Form: a Maryland limited liability company

Ownership or Other Basis of Control: Eagle AN, LP owns a 50% interest.

Entity: McMillan/Miami, LLC

Entity Form:  a Florida limited liability company

Ownership or Other Basis of Control:  wholly owned by Eagle AN, LP.

Entity: Newington-Berlin Retail LLC

Entity Form:  a Connecticut limited liability company

Ownership or Other Basis of Control:  50% owned by Eagle AN, L.P.

Entity: Pacific Property and Casualty Company

Entity Form: a California corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  PCO Battery Brooke Parkway, LP

Entity Form:  a Virginia limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest;  ANIND, TX, Inc. owns 1%.

Entity:  PCO Carolina Pines, LP

Entity Form: a South Carolina limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest;  ANIND, TX, Inc. owns 1%.

Entity: PCO Corporate Drive Limited Partnership

Entity Form: a North Carolina limited partnership

Ownership or Other Basis of Control: ANPIN, L.P. owns a 98% interest.  ANIND TX, Inc. owns a 1% interest.

Entity:  PCO Jenkins Brothers Road, LP

Entity Form: a South Carolina limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest;  ANIND, TX, Inc. owns 1%.

Entity:  PCO Kent Drive, LP

Entity Form: a Georgia limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest;  ANIND, TX, Inc. owns 1%.

Entity:  PCO Omnicron Court, LP

Entity Form:  a Kentucky limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest;  ANIND, TX, Inc. owns 1%.

Entity:  PCO Nashville, LP

Entity Form: a Tennessee limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest;  ANIND, TX, Inc. owns 1%.

Entity: PCO Northfork, LP

Entity Form: a Tennessee limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest;  ANIND, TX, Inc. owns 1%.

Entity:  PCO Watkins Road, LP

Entity Form: a North Carolina limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest;  ANIND, TX, Inc. owns 1%.

Entity:  PCO Wilson Business Parkway, LP

Entity Form: a South Carolina limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest;  ANIND, TX, Inc. owns 1%.

Entity: Preston 121 Partners, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANIND TX, Inc. owns a 2% general partnership interest; Eagle AN, LP owns a 98% limited partnership interest.

Entity: R.A.A.B. of W. Va., Inc.

Entity Form: a West Virginia corporation

Ownership or Other Basis of Control: 100% owned by Rural Agency and Brokerage, Inc.

Entity: Rural Agency and Brokerage, Inc.

Entity Form: a New York corporation

Ownership or Other Basis of Control: 100% owned by Farm Family Holdings, Inc.

Entity: Rural Insurance Agency and Brokerage of Massachusetts, Inc.

Entity Form: a Massachusetts corporation

Ownership or Other Basis of Control: 100% owned by Rural Agency and Brokerage, Inc.

Entity: Rural Agency and Brokerage of New Hampshire, Inc.

Entity Form: a New Hampshire corporation

Ownership or Other Basis of Control: 25% owned by Rural Agency and Brokerage, Inc.

Entity: Rutledge Partners, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 26% limited partnership interest.

Entity: Securities Management and Research, Inc.

Entity Form:  a Florida corporation - a registered broker-dealer and investment adviser

Ownership or Other Basis of Control: Wholly-owned subsidiary of American National Insurance Company.

Entity: Servicios de Administracion American National, S.A. de C.V.

Entity Form: a Mexico company

Ownership or Other Basis of Control: ANMEX International Services, Inc. owns 99.9%, ANMEX International, Inc. owns 0.10%.

Entity: South Shore Harbour Development, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANTAC, Inc. owns a 95% limited partnership interest.  ANREM Corp. owns a 5% general partnership interest.

Entity: Standard Life and Accident Insurance Company

Entity Form: an Oklahoma insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: Standard Plus, Inc.

Entity Form:  a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of Standard Life and Accident Insurance Company.

Entity: Timbermill, Ltd.

Entity Form: a Texas joint venture

Ownership or Other Basis of Control: American National Insurance Company owns a 99% limited partnership interest.

Entity: TMNY Investments, LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: American National Insurance Company owns approximately 17%; American National Property and Casualty Company owns approximately 17%; approximately 66% owned by employees..

Entity: Town and Country Joint Venture

Entity Form: a Texas joint venture

Ownership or Other Basis of Control: ANDV 97, Inc. owns a 68.65% limited partnership interest.

Entity: United Farm Family Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: 100% owned by Farm Family Holdings, Inc.